EXHIBIT 32
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                        CERTIFICATION OF PERIODIC REPORT

                        PURSUANT TO18 U.S.C. SECTION 1350

I Myron Levy, Vice Chairman of the Board and Chief Executive Officer of Herley Industries, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended May 1, 2005, (the "Report") as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                                         Dated:  June 10, 2005

                                         By:           /s/ Myron Levy
                                                 ------------------------------
                                         Name:    Myron Levy
                                         Title:  Vice Chairman of the Board and
                                                 Chief Executive Officer



I Thomas V. Gilboy, Chief Financial Officer of Herley Industries, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended May 1, 2005, (the "Report") as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                                         Dated:  June 10, 2005

                                         By:       /s/ Thomas V. Gilboy
                                                 ------------------------
                                         Name:   Thomas V. Gilboy
                                         Title:  Chief Financial Officer